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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                              FORM 8-K

                                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)   December 27, 2005
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                                       Advanced Lumitech, Inc.
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                       (Exact name of registrant as specified in its charter)

          Nevada                           033-55254-27                     87-0438637
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(State or other jurisdiction         (Commission File Number)     (IRS Employer Identification No.)
    of incorporation)

                             8c Pleasant Street, South Natick, MA 01760
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                        (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area code   (508) 647-9710
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                   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         On December  27,  2005,  a market  maker filed a Form 211 for the common  stock of Advanced
Lumitech, Inc. (the "Company") to be traded on the Over-the-Counter  Bulletin Board ("OTCBB") of the
National Association of Securities Dealers ("NASD"). The Company makes no assurances,  however, that the NASD will  approve  the Form 211 or if  approved,  that our  common  stock will trade at a price indicative of what we believe its value to be.

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2005

                                            ADVANCED LUMITECH, INC.

                                             By: /s/ Patrick Planche
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                                                Name: Patrick Planche
                                                Title: President and Treasurer